UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 27, 2021

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SYNA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

Effective July 27, 2021, the Board of Directors (the “Board”) of Synaptics Incorporated (the “Company”) appointed Patricia Kummrow as an independent Class 2 director of the Company with a term expiring at the annual meeting of our stockholders to be held in 2022.

Ms. Kummrow has served as the Vice President, Network and Edge Group, and General Manager, Ethernet Division, at Intel Corporation since March 2017. She served as the Vice President, Platform Engineering Group, at Intel from January 2016 to March 2017, and in other senior engineering leadership roles at Intel from 2005 to 2016. Earlier in her career, Ms. Kummrow served in engineering and engineering management roles at Hewlett-Packard. Ms. Kummrow holds a Bachelor of Science degree in Electrical Engineering with a minor in Mathematics from the University of Texas at El Paso, and Master’s of Science degree in the Management of Technology from Walden University. We believe that Ms. Kummrow’s senior management positions with other semiconductor companies, her extensive knowledge of the semiconductor industry, her engineering background, and her understanding of embedded hardware and software, provide the requisite qualifications, skills, perspectives, and experiences that make her well qualified to serve on our Board.

Ms. Kummrow will participate in the Company’s independent director compensation program. She will receive the following compensation in connection with her service on the Board, provided that such compensation will be prorated for her service through October 2021:

a.	an annual equity grant valued at $200,000 and comprised solely of Restricted Stock Units vesting quarterly over one year; and

b.	an annual cash retainer of $60,000.

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Ms. Kummrow had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. No arrangement or understanding exists between Ms. Kummrow and any other person pursuant to which Ms. Kummrow was selected as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Synaptics Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: July 29, 2021	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel and Secretary